ProFund VP U.S. Government Plus

MAY 1, 2010

Summary Prospectus

This summary prospectus is designed to provide investors with key fund information in a clear and concise format. Before you invest, you may want to review the Fund’s full prospectus, which contains more information about the Fund and its risks. The Fund’s full prospectus and statement of additional information, both dated May 1, 2010, and most recent annual report to shareholders, dated December 31, 2009, are all incorporated by reference into this Summary Prospectus. All this information may be obtained at no cost either: online at profunds.com/profundsinfo; by calling 888-PRO-3637 (888-776-3637) (financial professionals should call 888-PRO-5717 (888-776-5717)); or by sending an e-mail request to info@profunds.com.

FUND NUMBER :: 226 ::	ProFund VP U.S. Government Plus ::	3

Important Information About the Fund

ProFund VP U.S. Government Plus (the “Fund”) seeks investment results for a single day only, not for longer periods. This means that the return of the Fund for a period longer than a single trading day will be the result of each day’s returns compounded over the period, which will very likely differ from one and one-quarter times the movement of the most recently issued 30-Year U.S. Treasury Bond (“Long Bond”) for that period. In periods of higher market volatility, the volatility of the benchmark may be at least as important to the Fund’s return for the period as the return of the benchmark. The Fund is different from most funds in that it seeks leveraged returns and only on a daily basis. The Fund also is riskier than similarly benchmarked funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily leveraged investment results. Shareholders should actively monitor their investments.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to one and one-quarter times (125%) the daily movement of the most recently issued 30-Year U.S. Treasury Bond. The Fund does not seek to achieve its stated investment objective over a period of time greater than one day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund (“Shares”). The expenses shown do not reflect changes in fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.50%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.78%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	1.53%
Fee Waivers/Reimbursements*	-0.15%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.38%

*	ProFund Advisors LLC (“ProFund Advisors” or “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 1.38% through April 30, 2011. After such date, the expense limitation may be terminated or revised by the Board of Trustees upon recommendation from the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors.

Example: This example is intended to help you compare the cost of investing in Shares of the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. It does not reflect separate account or insurance contract fees or charges. If these charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
ProFund VP U.S. Government Plus	$140	$469	$820	$1,811

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 808% of the average value of its entire portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in money market instruments and derivatives that ProFund Advisors believes, in combination, should have similar daily return characteristics as one and one-quarter times (125%) the daily movement of the Long Bond.

>	Money Market Instruments — The Fund invests in short-term cash instruments that have terms to maturity of less than 397 days and exhibit high quality credit profiles.

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Derivatives — The Fund invests in financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for directly investing in debt in order to gain leveraged exposure to the Long Bond. Derivatives include:

•	Futures Contracts — Contracts that pay a fixed price for an agreed-upon amount of securities, or the cash value of the securities, on an agreed-upon date.

•

Swap Agreements — Contracts entered into primarily with institutional investors for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate the performance of its benchmark. The Fund may gain

4	:: ProFund VP U.S. Government Plus

exposure to only a representative sample of the securities, which is intended to have aggregate characteristics similar to those of the Long Bond. ProFund Advisors does not invest the assets of the Fund in securities or derivatives based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional research or analysis (other than in determining counterparty creditworthiness), or forecast market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or derivatives that provide exposure to the Long Bond without regard to market conditions, trends or direction.

At the close of the markets each trading day, the Fund will seek to position its portfolio so that its exposure to its benchmark is consistent with the Fund’s investment objective. The Long Bond’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Long Bond appreciates on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the Long Bond depreciates on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced.

Principal Risks

You could lose money by investing in the Fund.

Active Investor Risk — A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Risk Associated with the Use of Leverage — The Fund uses investment techniques and derivatives that may be considered aggressive because the Fund’s investment in derivatives may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments and imperfect correlation between the value of the instruments and the relevant security or index.

Correlation and Compounding Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective. The risk of the Fund not achieving its daily investment objective will be more acute when the Long Bond has an extreme one-day move approaching 50%. In addition, as a result of compounding, because the Fund has a single day investment objective, the Fund’s performance for periods greater than one day is likely to be either greater than or less than the Long Bond’s performance times the stated multiple in the Fund objective, before accounting for fees and fund expenses.

Compounding affects all investments, but has a more significant impact on a leveraged fund. In general, particularly during periods of higher index volatility, compounding will cause longer term results to be more or less than one and one-quarter times the movement of the Long Bond. This effect becomes more pronounced as volatility increases.

Fund performance for periods greater than one day can be estimated given any set of assumptions for the following factors: a) the Long Bond’s performance; b) the Long Bond’s volatility; c) financing rates associated with leverage; d) other Fund expenses; e) interest paid on the Long Bond; and f) period of time. The chart below illustrates the impact of two principal factors — volatility and performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of performance and volatility over a one-year period. Assumptions used in the chart include: (a) no interest paid on the Long Bond; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leverage) of zero percent. If Fund expenses were included, the Fund’s performance would be lower than that shown.

Areas shaded lighter represent those scenarios where the Fund can be expected to return more than one and one-quarter times the performance of the Long Bond; conversely, areas shaded darker represent those scenarios where the Fund can be expected to return the same or less than one and one-quarter times the performance of the Long Bond.

Performance		Volatility Rate
One Year Long Bond	125% One Year Long Bond	10%	25%	50%	75%	100%

-60%	-75.0%	-68.2%	-68.5%	-69.4%	-70.9%	-72.8%

-50%	-62.5%	-58.0%	-58.4%	-59.6%	-61.5%	-64.0%

-40%	-50.0%	-47.3%	-47.7%	-49.2%	-51.6%	-54.8%

-30%	-37.5%	-36.1%	-36.6%	-38.4%	-41.4%	-45.2%

-20%	-25.0%	-24.5%	-25.1%	-27.2%	-30.7%	-35.3%

-10%	-12.5%	-12.5%	-13.2%	-15.7%	-19.7%	-25.0%

0%	0.0%	-0.2%	-1.0%	-3.8%	-8.4%	-14.5%

10%	12.5%	12.5%	11.6%	8.3%	3.2%	-3.6%

20%	25.0%	25.4%	24.4%	20.8%	15.0%	7.4%

30%	37.5%	38.6%	37.5%	33.5%	27.1%	18.7%

40%	50.0%	52.0%	50.8%	46.5%	39.5%	30.3%

50%	62.5%	65.7%	64.4%	59.6%	52.0%	42.0%

60%	75.0%	79.7%	78.2%	73.1%	64.8%	53.9%

The Long Bond’s annualized historical volatility rate for the five year period ended January 31, 2010 is 15.16%. The Long Bond’s highest one-year volatility rate over the five year period is 20.54%. The Long Bond’s annualized performance for the five year period ended January 31, 2010 is 4.40%. The annualized historical volatility rates and performance figures were calculated using the closing levels of the Ryan Labs Treasury 30 Index, which tracks the current Long Bond on a rolling basis.

For additional graphs and charts demonstrating the effects of volatility and Index performance on the long-term performance of the Fund, see “Principal Risks” in the Fund’s full prospectus and “Special Note Regarding the Correlation Risks of Leveraged Funds” in the Fund’s Statement of Additional Information.

FUND NUMBER :: 226 ::	ProFund VP U.S. Government Plus ::	5

Counterparty Risk — The Fund will be subject to credit risk (that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund or held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the Fund may decline.

Debt Instrument Risk — The Fund may invest in, or seek exposure to, debt instruments. Debt instruments may have varying levels of sensitivity to changes in interest rates, credit risk and other factors. Typically, the value of outstanding debt instruments falls when interest rates rise. Debt instruments with longer maturities may fluctuate more in response to interest rate changes than instruments with shorter maturities. Many types of debt instruments are subject to prepayment risk, which is the risk that the issuer of the security will repay principal prior to the maturity date. Debt instruments allowing prepayment may offer less potential for gains during a period of declining interest rates. In addition, changes in the credit quality of the issuer of a debt instrument can also affect the price of a debt instrument, as can an issuer’s default on its payment obligations. Such factors may cause the value of an investment in the Fund to decrease. Also, the securities of certain U.S. government agencies, authorities or instrumentalities in which the Fund may invest are neither issued by nor guaranteed as to principal and interest by the U.S. government, and may be exposed to credit risk.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Interest Rate Risk — Interest rate risk is the risk that debt securities or certain financial instruments may fluctuate in value due to changes in interest rates. Commonly, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline. The value of securities with longer maturities may fluctuate more in response to interest rate changes than securities with shorter maturities.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the movement of the Long Bond.

Market Risk — The Fund is subject to market risks that will affect the value of its Shares, including adverse issuer, political, regulatory, market or economic developments, as well as developments that impact specific economic sectors, industries or segments of the market.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the 1940 Act, and has the ability to invest a relatively high percentage of its investments in the securities of a small number of issuers. This makes the performance of the Fund more susceptible to a single economic, political or regulatory event than a diversified fund might be.

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a one-day investment objective, will cause a higher level of portfolio transactions than compared to most funds. Additionally, active market trading of Shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

Investment Results

The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund. It does not reflect charges and fees associated with a separate account that invests in the Fund or any insurance contract for which it is an investment option. Charges and fees will reduce returns. Past results are not predictive of future results.

Annual Returns as of December 31 each year

Best Quarter (ended 12/31/2008): 42.34%;

Worst Quarter (ended 03/31/2009): -16.79%.

Average Annual Total Returns

as of December 31, 2009

	One Year	Five Years	Since Inception	Inception Date
ProFund VP U.S. Government Plus	-32.62%	2.95%	4.73%	05/01/02
30-Year U.S. Treasury Bond (“Long Bond”)	-25.33%	4.53%	6.17%
Barclays Capital U.S. Treasury: Long-Term Index	-13.17%	5.16%	6.45%

Management

The Fund is advised by ProFund Advisors and is managed by the following individuals.

Portfolio Manager	Experience with the Advisor	Title with the Advisor
Todd Johnson	Since December 2008	Chief Investment Officer

Howard S. Rubin, CFA	Since April 2000	Director of Portfolio Management

Michelle Liu	Since December 2009	Portfolio Manager

6	:: ProFund VP U.S. Government Plus

Purchase and Sale of Fund Shares

Shares of the Fund are available for purchase by insurance company separate accounts to serve as an investment medium for variable insurance contracts, and by qualified pension and retirement plans, certain insurance companies, and ProFund Advisors. Investors do not contact the Fund directly to purchase or redeem shares. Please refer to the prospectus of the relevant separate account for the information on the allocation of premiums and on transfers of accumulated value among sub-accounts of the separate accounts that invest in the Fund.

Tax Information

The Fund normally distributes its net investment income and net realized capital gains, if any, to its shareholders. If you are a holder of a contract or policy that invests in the Fund through an insurance company separate account, then these distributions may not be taxable to you; please consult the prospectus or other information provided to you by the insurance company regarding the tax consequences of your contract or policy. If you are investing through a pension or retirement plan that is a tax-deferred arrangement, you may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Shares of the Fund through a financial intermediary, such as a broker-dealer or investment adviser, the Fund and its distributor may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

P.O. Box 182800

Columbus, OH 43218-2800

ProFunds®

Post Office Mailing Address for Investments

P.O. Box 182800

Columbus, OH 43218-2800

Phone Numbers

For Financial Professionals: (888) PRO-5717 (888) 776-5717

For All Others: (888) PRO-FNDS (888) 776-3637 Or: (614) 470-8122

Fax Number: (800) 782-4797

Website Address: profunds.com

Investment Company Act File No. 811-08239